UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2002

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________

         DELAWARE                      000-29598                 36-3252484
 (State or other jurisdiction     (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)

       501 W. NORTH AVENUE                                          60160
      MELROSE PARK, ILLINOIS                                      (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         (a) On October 23, 2002, Midwest Banc Holdings, Inc. (the "Company") announced its earnings results for the quarter ended September 30, 2002. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.

         Exhibit 99.1 Press Release dated October 23, 2002.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MIDWEST BANC HOLDINGS, INC.


Date:  October 23, 2002                By: /s/ Brad A. Luecke
                                       --------------------------------------
                                       Brad A. Luecke
                                       President and Chief Executive Officer


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

                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------

    99.1        Press Release dated October 23, 2002


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